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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020
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Analog Devices, Inc.
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way,	Norwood,	MA	02062
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)As described in Item 5.07 below, on March 11, 2020, Analog Devices, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). At the 2020 Annual Meeting, the Company’s shareholders approved the Analog Devices, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan was adopted by the Company’s Board of Directors (the “Board”) on December 11, 2019, subject to and effective upon the approval of our shareholders.

The description of the 2020 Plan contained on pages 72-81 of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2020, is incorporated herein by reference. A complete copy of the 2020 Plan is included as Appendix B to the Proxy Statement and is incorporated herein by reference.

The Compensation Committee of the Board has approved the following forms of award agreements for grants pursuant to the 2020 Plan: (i) Financial Metric Performance Restricted Stock Unit Agreement for Employees; (ii) Global Non-Qualified Stock Option Agreement for Employees; (iii) Global Restricted Stock Unit Agreement for Employees; (iv) Restricted Stock Unit Agreement for Directors; and (v) Relative Total Shareholder Return Performance Restricted Stock Unit Agreement for Employees. Each of these forms of award agreements were filed as Exhibits 10.1 to 10.5, respectively, to the Company's Quarterly Report on Form 10-Q for the quarter ended February 1, 2020, filed with the SEC on February 19, 2020, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2020 Annual Meeting, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our Proxy Statement.

Proposal 1 – The election of ten nominees to our Board of Directors each for a term expiring at the next annual meeting of shareholders.

The ten nominees named in the Proxy Statement were elected to serve as directors until our next annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	302,695,469	6,740,895	110,111	20,548,812
Vincent Roche	305,740,148	3,691,803	114,524	20,548,812
James A. Champy	296,257,698	13,162,238	126,539	20,548,812
Anantha P. Chandrakasan	273,257,464	36,162,022	126,989	20,548,812
Bruce R. Evans	308,846,472	573,350	126,653	20,548,812
Edward H. Frank	306,511,566	2,909,049	125,860	20,548,812
Karen M. Golz	309,047,322	380,722	118,431	20,548,812
Mark M. Little	308,463,637	953,354	129,484	20,548,812
Kenton J. Sicchitano	299,413,753	10,000,378	132,344	20,548,812
Susie Wee	308,294,588	1,132,449	119,438	20,548,812

Proposal 2 – The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our Proxy Statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
296,365,365	12,747,685	433,425	20,548,812

Proposal 3 – The approval of our 2020 Plan.

The shareholders approved our 2020 Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
298,407,916	10,901,660	236,899	20,548,812

Proposal 4 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020.

The shareholders ratified the Company’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
319,426,187	10,167,878	501,222

Item 9.01.     Financial Statements and Exhibits.
(d)  Exhibits

Exhibit No.	Description

10.1#
Analog Devices, Inc. 2020 Equity Incentive Plan, included as Appendix B to the Company's definitive proxy statement on Schedule 14A (File No. 001-07819) as filed with the SEC on January 24, 2020 and incorporated herein by reference.

10.2#
Form of Financial Metric Performance Restricted Stock Unit Agreement for Employees for usage under the Company's 2020 Equity Incentive Plan, filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q (File No. 001-07819) as filed with the SEC on February 19, 2020 and incorporated herein by reference.

10.3#
Form of Global Non-Qualified Stock Option Agreement for Employees for usage under the Company's 2020 Equity Incentive Plan, filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q (File No. 001-07819) as filed with the SEC on February 19, 2020 and incorporated herein by reference.

10.4#
Form of Global Restricted Stock Unit Agreement for Employees for usage under the Company's 2020 Equity Incentive Plan, filed as Exhibit 10.3 to the Company's Quarterly Report on Form 10-Q (File No. 001-07819) as filed with the SEC on February 19, 2020 and incorporated herein by reference.

10.5#
Form of Restricted Stock Unit Agreement for Directors for usage under the Company's 2020 Equity Incentive Plan, filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q (File No. 001-07819) as filed with the SEC on February 19, 2020 and incorporated herein by reference.

10.6#
Form of Relative Total Shareholder Return Performance Restricted Stock Unit Agreement for Employees for usage under the Company's 2020 Equity Incentive Plan, filed as Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q (File No. 001-07819) as filed with the SEC on February 19, 2020 and incorporated herein by reference.

101.INS	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
101.SCH	Inline XBRL Schema Document.**
101.CAL	Inline XBRL Calculation Linkbase Document.**
101.LAB	Inline XBRL Labels Linkbase Document.**
101.PRE	Inline XBRL Presentation Linkbase Document.**
101.DEF	Inline XBRL Definition Linkbase Document.**
104	Cover page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).
**	Submitted electronically herewith.
#	Indicates management contract or compensatory plan, contract or agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 11, 2020	ANALOG DEVICES, INC.
		By:	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Senior Vice President, Finance and Chief Financial Officer